SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2003

PTEK HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	000-27778	59-3074176
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, N.E. The Lenox Building, Suite 700 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 262-8400

Not Applicable

(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 15, 2003, Xpedite Systems, Inc., (“Xpedite”), a wholly-owned subsidiary of PTEK Holdings, Inc. (“PTEK”), entered into an asset purchase agreement with Captaris, Inc. (“Captaris”) and its wholly-owned subsidiary MediaTel Corporation (Delaware) (“MediaTel”), whereby Xpedite purchased substantially all of the assets of MediaLinq, an outsource division of Captaris operated by MediaTel. MediaLinq provides outsourced e-document delivery services, consisting primarily of broadcast fax, permission e-mail, fax merge, fax on demand, “MortgageExpress,” “TravelExpress,” “WebLinq,” and “MediaLinqClient” services. The purchase price for MediaLinq was $15 million, subject to a post-closing net working capital adjustment, and the assumption of certain liabilities. Xpedite funded the purchase through its existing working capital. In addition, Xpedite and Captaris entered into license and reseller agreements for Captaris’ e-document delivery technology, and the parties will cooperate in providing mutual resale opportunities for each other’s products and services. The license and reseller agreements provide for minimum compensation to Captaris of $2 million over a three year period. The consideration paid by Xpedite and the terms of the purchase were determined by negotiation among the parties. No material relationships existed prior to these transactions between Captaris or MediaTel and PTEK, Xpedite or any of their affiliates, directors or officers, or any associate of any such director or officer. A copy of the Asset Purchase Agreement by and between Captaris, MediaTel and Xpedite dated September 15, 2003 is attached as an exhibit to the Current Report on Form 8-K of Captaris filed on September 17, 2003 and is incorporated herein by reference.

A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Business Acquired.

Financial statements for MediaTel are not included in this initial report and such financial statements will be filed by amendment within the period specified in Item 7(a)(4) of Form 8-K.

(b)     Pro Forma Financial Information.

Pro forma financial information related to the acquisition of MediaTel is not included in this initial report and such pro forma financial information will be filed by amendment within the period specified in Item 7(b)(2) of Form 8-K.

(c)     Exhibits.

Exhibit	Description

2.1	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation and Xpedite Systems, Inc., dated September 15, 2003 (incorporated by reference to the Current Report on Form 8-K of Captaris, Inc. filed on September 17, 2003).

99.1	Press Release dated September 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.
Date: September 23, 2003	By: /s/ William E. Franklin
William E. Franklin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation and Xpedite Systems, Inc., dated September 15, 2003 (incorporated by reference to the Current Report on Form 8-K of Captaris, Inc. filed on September 17, 2003).

99.1	Press Release dated September 16, 2003.

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